UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

June 23, 2014

AMSURG CORP.

(Exact Name of Registrant as Specified in Charter)

Tennessee	000-22217	62-1493316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Burton Hills Boulevard Nashville, Tennessee	37215
(Address of Principal Executive Offices)	(Zip Code)

(615) 665-1283

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously announced, on May 29, 2014, AmSurg Corp., a Tennessee corporation (the “Company”), Arizona Merger Corporation, a Delaware corporation and direct wholly-owned subsidiary of the Company (“Merger Sub”), and Arizona II Merger Corporation, a Delaware corporation and direct wholly-owned subsidiary of the Company (“Merger Sub II”), entered into a Purchase Agreement and Agreement and Plan of Merger with Sunbeam GP Holdings, LLC, a Delaware limited liability company, (“Seller”), Sunbeam GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), Sunbeam Holdings, L.P., a Delaware limited partnership (the “Partnership”), Sunbeam Primary Holdings, Inc., a Delaware corporation and a wholly owned subsidiary of the Partnership (“Sunbeam Primary”), and HFCP VI Securityholders’ Rep LLC, a Delaware limited liability company, in its capacity as agent and attorney-in-fact for Seller and the unitholders of the Partnership, as amended by Amendment No. 1 to Purchase Agreement and Agreement and Plan of Merger, dated June 12, 2014 (as amended, the “Merger Agreement”). The Partnership is an indirect parent company of Sheridan Healthcare, Inc.

Under the terms of the Merger Agreement, (i) the Company will purchase 100% of the issued and outstanding membership interests of the General Partner (the “Equity Purchase”) and (ii) the Partnership will merge with and into Sunbeam Primary, with Sunbeam Primary surviving such merger (“Merger 1”), and immediately following Merger 1, Merger Sub will merge with and into Sunbeam Primary, with Sunbeam Primary surviving such merger as a wholly-owned subsidiary of the Company (“Merger 2”). If, based upon the relative proportion of cash and Company stock included in the Merger Consideration (as defined in Exhibit 99.1), the transactions contemplated by the Merger Agreement are intended to qualify as a plan of reorganization within the meaning of Section 1.368-2(g) of the Treasury Regulations, then following Merger 2, Sunbeam Primary will merge with and into Merger Sub II, with Merger Sub II surviving as a wholly-owned subsidiary of the Company (“Merger 3” and collectively with Merger 1 and Merger 2, the “Merger”).

Furnished as Exhibit 99.1 and incorporated herein by reference are the unaudited pro forma condensed combined financial statements of the Company for the year ended December 31, 2013, for the three months ended March 31, 2014 and 2013 and as of March 31, 2014. The pro forma financial statements give pro forma effect to the Merger and certain proposed financing transactions that will occur in connection with the Merger. The pro forma financial statements are derived from the historical financial statements of the Company and the Partnership. The pro forma financial statements, which have been prepared in connection with the proposed financing transactions, are preliminary and reflect a number of assumptions, including, among others, that the Merger and the proposed financing transactions will be consummated. There can be no assurance that any of such transactions will be consummated or that the actual terms of such transactions will not differ materially from the Company’s current expectations.

Attached hereto as Exhibit 99.2 and incorporated herein by reference are the audited consolidated balance sheets of the Partnership at December 31, 2013 and December 31, 2012 and the audited consolidated statements of income and comprehensive income, statements of equity and statements of cash flows for each of the three years in the period ended December 31, 2013 with the report of the independent auditors. Attached hereto as Exhibit 99.3 and incorporated herein by reference are the unaudited condensed consolidated balance sheets of the Partnership at March 31, 2014 and December 31, 2013 and the unaudited condensed consolidated statements of income and comprehensive income and statements of cash flows for the three months ended March 31, 2014 and March 31, 2013.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

15.1	Awareness Letter of Deloitte & Touche LLP regarding Sunbeam Holdings, L.P. and Subsidiaries unaudited interim financial information.

23.1	Consent of Independent Auditors.

99.1	Unaudited pro forma condensed combined financial statements of AmSurg Corp. for the three months ended March 31, 2014 and 2013, for the year ended December 31, 2013 and as of March 31, 2014, and the notes related thereto.

99.2	Audited consolidated balance sheets of Sunbeam Holdings, L.P. and Subsidiaries at December 31, 2013 and December 31, 2012 and the audited consolidated statements of income and comprehensive income, statements of equity and statements of cash flows for each of the three years in the period ended December 31, 2013, and the related notes thereto.

99.3	Unaudited condensed consolidated balance sheets of Sunbeam Holdings, L.P. and Subsidiaries at March 31, 2014 and December 31, 2013 and the unaudited condensed consolidated statements of income and comprehensive income and statements of cash flows for the three months ended March 31, 2014 and March 31, 2013, and the related notes thereto.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (including the exhibits) hereto contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statements that address future events, occurrences or results. In some cases, forward-looking statements can be identified by terminology such as “may,” “might,” “will,” “would,” “should,” “could” or the negative thereof. Generally, the words “anticipate,” “believe,” “continue,” “expect,” “intend,” “estimate,” “project,” “plan” and similar expressions used in connection with any discussion of the Merger Agreement and the Merger identify forward-looking statements. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore, actual results could differ materially and adversely from these forward-looking statements.

The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. Although the Company believes that such expectations, assumptions, estimates and projections are reasonable, forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other factors, many of which are outside of the Company’s control and could cause the Company’s actual results, performance or achievements to differ materially and adversely from any results, performance or achievements expressed or implied by such forward-looking statements.

Given these risks and uncertainties, undue reliance should not be placed on these forward-looking statements. These forward-looking statements are made only as of the date of this Current Report on Form 8-K. The Company does not undertake, and expressly disclaims, any obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMSURG CORP.

By:	/s/ Kevin D. Eastridge
Kevin D. Eastridge
Senior Vice President, Finance and
Chief Accounting Officer

Date: June 23, 2014

EXHIBIT INDEX

No.	Exhibit

15.1	Awareness Letter of Deloitte & Touche LLP regarding Sunbeam Holdings, L.P. and Subsidiaries unaudited interim financial information.

23.1	Consent of Independent Auditors.

99.1	Unaudited pro forma condensed combined financial statements of AmSurg Corp. for the three months ended March 31, 2014 and 2013, for the year ended December 31, 2013 and as of March 31, 2014, and the notes related thereto.

99.2	Audited consolidated balance sheets of Sunbeam Holdings, L.P. and Subsidiaries at December 31, 2013 and December 31, 2012 and the audited consolidated statements of income and comprehensive income, statements of equity and statements of cash flows for each of the three years in the period ended December 31, 2013, and the related notes thereto.

99.3	Unaudited condensed consolidated balance sheets of Sunbeam Holdings, L.P. and Subsidiaries at March 31, 2014 and December 31, 2013 and the unaudited condensed consolidated statements of income and comprehensive income and statements of cash flows for the three months ended March 31, 2014 and March 31, 2013, and the related notes thereto.